UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act
file number 811-6027

KAVILCO INCORPORATED
(Exact name of registrant as specified in charter)

600 UNIVERSITY STREET, SUITE 3010
SEATTLE, WASHINGTON 98101-1129
(Address of Principal executive offices) (Zip Code)

(206) 624-6166
Registrant's telephone number, including area code

Date of fiscal year end: December 2005

Date of reporting period: November 18, 2005

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                         KAVILCO INCORPORATED NEWSLETTER
                          HAPPY HOLIDAYS! NOVEMBER 2005

DIVIDEND DECLARATION
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I  am  pleased  to  announce that on November 4, 2005, the  Board  of  Directors declared a cash dividend of $73.70 per share. This dividend will be paid to shareholders of record as of November 7, 2005. The dividend is payable on November 18, 2005. Your dividend check is enclosed with this newsletter unless you have direct deposit.

HISTORICAL DISTRIBUTION FACTS
-----------------------------------------------------------
**After the 1980 timber sale to ITT Rayonier, Kavilco had a net worth (assets/liabilities) of $22,812,918.

**As of 2005, Kavilco has made $40,301,631 in dividend payments. We DISTRIBUTED THE ENTIRE NET WORTH of Kavilco, which has an audited asset base of $38,402,776.

**Since 1980 shareholders with 100 shares have received a total of $335,847. This is another testimony to the advantages of being a registered investment company.

**Fifteen and a half years ago shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. This means we avoided paying $9,639,960 in taxes. It is hard to imagine that, since then, a person owning 100 shares is $212,881 richer because we are an investment company. An added benefit of being a registered investment company is that Kavilco is subject to SEC regulations protecting shareholders.

HIGHLIGHTS OF THE ANNUAL MEETING
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PRESIDENT'S REPORT

This year's Annual Meeting was attended by 60% of our shareholders, represented either in person or by proxy. Erma Lawrence opened the meeting with a prayer. A statement was given on the economic condition of our investment opportunities and its impact on Kavilco's financial portfolio relating to the dividend for this year. The announced dividend was $73.70 per share, paid to shareholders of record as of November 7, 2005 and payable on November 18, 2005. Hopefully in the coming year the economy will make a positive turn that will be a help to our financial portfolio.

This coming year we are hoping to work out a lease with Full Metal Minerals, a mining company from Vancouver, British Columbia. The lease will be on two mining claims that Kavilco purchased from Rayonier. It will cover exploration work that could eventually become an active mining program. A similar lease has been offered to Sealaska on 1,200 acres of their land on the Kasaan Peninsula. At this point, Sealaska is still looking over the agreement, but hopefully something will come about soon. Full Metal Minerals is willing to spend about $1.5 million this coming spring 2006, which could generate other property leases for Kavilco.

Three  incumbent  members  were  nominated  for  the  Board  of  Directors   and
nominations were closed by the shareholders. Election of all incumbents was by unanimous consent of the shareholders.

Chief Financial Officer, Scott Burns, gave a detailed overview on the economic challenge that we face in order to keep the best return, in the form of dividends, for the future. I would like to commend him for his dedicated efforts.

I would like to thank the shareholders for their continued support of the Board of Directors and management. It seems that all the shareholders have a very good understanding of our economic times and hopefully the future will again be brighter.

Everyone enjoyed the dinner at the Cape Fox Lodge, as well as the Kasaan Haida Heritage program that followed. The raffle and visiting with friends and relatives was a lot of fun.

CFO'S REPORT
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Mr. Burns started his discussion where he left off last year. He stated that  in
2004, interest rates were at a 40-year low. In order to compensate for these low rates, short-term investments were made in Treasury bills and commercial paper. These investments exceeded what we would normally receive in our money market funds. We were anticipating a run-up in long-term interest rates; however, global investors have been purchasing Treasury bonds, thus keeping a lid on long rates.

Our strategy during this unprecedented economic period is two-fold. First, we have invested in bonds that have a variable interest rate. They have a higher yield than our money market fund. The second part of the strategy requires trading of long-dated Treasury bonds. A change in interest rates of .01% has a major impact on the value of the underlying security. Based upon our technical indicators and various economic trends, we received a buy signal in early July. At one point we were sitting on some substantial unrealized losses. However, due to some negative economic news, the unrealized losses soon disappeared and we were able to sell the bonds at a $173,474 gain in September.

The biggest threat to our portfolio appears to be the housing bubble that the Fed created in response to the stock market crash of 2000. When housing prices start to fall back to normalcy, our economy may be subject to another bout of deflation. The goal is to have our portfolio well hedged before housing and related industries start to fall on hard times.

SHAREHOLDER COMMENTS
-----------------------------------------------------------
Jeane Breinig introduced Kasaan Haida Heritage Foundation Media Specialist, Frederick O. Olsen, Jr. and announced that Freddy's videotaped clips of Inga Olsen and Willard Jones would be shown at the Annual Meeting dinner.

Mary Jones gave a bit of history on Kasaan Haida Heritage Foundation and the relationship to Alaskan Native Brotherhood fundraising. She also gave thanks to Kenny Gordon for assisting in an accident involving her husband, Willard Jones.

ELECTION RESULTS
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On  the  proxy  ballot this year were Jeane Breinig, Ramona Hamar and  Marie  K.
Miller. All three were re-elected with no opposition.

Also on the ballot was the ratification of the selection of Anderson ZurMuehlen & Co., P.C. as Kavilco's independent public accountants. Votes for: 6,029; against: 39; abstain: 1,023.

At the organizational meeting of the Board of Directors following the Annual Meeting all of the incumbent officers were re-elected. Kavilco's Officers are:

Louis Thompson, President
Louis Jones, Sr., Vice President
John Campbell, Secretary
Scott Burns, Chief Financial Officer.

DIRECT DEPOSIT
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You  can  have  your dividends deposited directly into your bank  account.  With
Direct Deposit your money is credited to your bank account ON THE DISTRIBUTION DATE. This eliminates the risk of lost or stolen checks, and it will also eliminate delays caused by relying on the mail. There is no cost to sign up or receive direct deposit.

You may request an "Authorization for Direct Deposit of Dividends" form by calling Kavilco at 1-800-786-9574 or visit our website (Shareholder Information/Affidavits & Forms). The completed form MUST be returned to Kavilco no later than February 15, 2006 for the Spring dividend. This means that Kavilco must have the form in their business office by that date.

Kavilco's custodial bank will charge a $35.00 handling fee if a Direct Deposit is ever rejected, and Kavilco will pass that fee on to the shareholder. Therefore it is important that you notify Kavilco IN WRITING if there is any change to your account.

VISIT OUR WEBSITE AT: www.kavilco.com
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You  can  print  out  the following forms: Direct Deposit,  Gifting,  Change  of
Address    and    Voluntary   IRS   Withholding   by   going   to    Shareholder
Information/Affidavits & Forms.
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As  always, please feel free to call me at (907) 542-2214, or our Seattle office at 1-800-786-9574.

Sincerely,
/s/Louis A. Thompson
President/CEO